UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2003

LEAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-11311	13-3386776

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

21557 Telegraph Road, Southfield, Michigan		48034

(Address of principal executive offices)		(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Signature
Press Release issued 1/9/03
Visual Slides from Presentation

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued January 9, 2003, filed herewith.

99.2	Visual slides from the presentation to be made by certain officers of Lear Corporation to the New York Society of Automotive Analysts on January 9, 2003, filed herewith.

Item 9. Regulation FD Disclosure

               On January 9, 2003, Lear Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

               On January 9, 2003, certain officers of Lear Corporation will make a presentation to the New York Society of Automotive Analysts. The visual slides from the presentation are attached hereto as Exhibit 99.2 and incorporated by reference herein.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: January 9, 2003	By:	/s/	David C. Wajsgras

Name: David C. Wajsgras
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press release issued January 9, 2003, filed herewith.

99.2	Visual slides from the presentation to be made by certain officers of Lear Corporation to the New York Society of Automotive Analysts on January 9, 2003, filed herewith.